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                            FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


          Date of Report:  June 9, 1998  (May 22, 1998)
                (Date of earliest event reported)


                 NATIONAL CITY BANCSHARES, INC.
     (Exact name of registrant as specified in its charter)



    INDIANA                  0-13585               35-1632155
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


 227 Main Street, P.O. Box 868, Evansville, Indiana  47705-0868
            (Address of principal executive offices)


Registrant's telephone number, including area code:  812-464-9677


Former name or former address, if changed since last report:  N/A

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Pursuant to Section 13 or Section 15(b) of the Securities and
Exchange Act of 1934, Registrant hereby makes current report regarding the following event:


Item 5.  Other Events

     On May 22, 1998, the Registrant issued a news release announcing the execution of a definitive agreement with 1st
Bancorp Vienna, Inc. ("1st") to acquire 1st. A copy of the news release is filed as an exhibit to this report and is hereby incorporated by reference herein.

     On May 22, 1998, the Registrant issued a news release announcing the execution of a definitive agreement with Princeton Federal Bank, FSB ("PFB") to acquire PFB. A copy of the news release is filed as an exhibit to this report and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

  Financial Statements

       None

  Exhibits

     Exhibit No.    Description
     -----------    -----------
        99.1        News release dated May 22, 1998
        99.2        News release dated May 22, 1998


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCSHARES, INC.



Date:  June 9, 1998                /s/ STEPHEN C. BYELICK, JR.
                                   ------------------------------
                                   Stephen C. Byelick, Jr.
                                   Secretary/Treasurer
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